VENERABLE INSURANCE AND ANNUITY COMPANY
and the following variable annuity supported by its Separate Account B:
GOLDENSELECT PREMIUM PLUS® - Featuring the Galaxy VIP Fund

Supplement Dated May 11, 2020
This supplement updates and amends your current prospectus and subsequent supplements thereto. Please read it carefully and keep it with your prospectus for future reference. __________________________________________________________________________
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the shareholder reports for the funds available through your Contract will no longer be sent by mail, unless you specifically request paper copies of the reports from the Company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Company electronically by writing to Customer Service at P.O. Box 9271, Des Moines, Iowa 50306-9271 or calling 1-800-366-0066.

You may elect to receive all future reports in paper free of charge. You can inform the Company that you wish to continue receiving paper copies of your shareholder reports by 1-800-366-0066. Your election to receive reports in paper will apply to all funds in which you choose to invest.

IMPORTANT INFORMATION ABOUT THE LIQUIDATION OF THE COLUMBIA VARIABLE PORTFOLIO – ASSET ALLOCATION FUND.

THE COLUMBIA VARIABLE PORTFOLIO – ASSET ALLOCATION FUND (THE “PORTFOLIO”) WAS LIQUIDATED ON APRIL 24, 2020 (THE “LIQUIDATION DATE”). IF YOUR CONTRACT VALUE WAS ALLOCATED TO THE PORTFOLIO AS OF THE LIQUIDATION DATE, YOUR DEATH BENEFIT GUARANTEES MAY BE NEGATIVELY AFFECTED BY THE LIQUIDATION.  FOR MORE DETAILS PLEASE SEE BELOW.

Automatic Reallocation Upon Liquidation. On the Liquidation Date and after our receipt of the proceeds from the liquidation of the Portfolio, amounts allocated to a Subaccount that invested in the Portfolio were automatically reallocated to the Subaccount that invests in Class S shares of the Voya Government Liquid Assets Portfolio. There was no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your contract value immediately before the reallocation was equal to your contract value immediately after the reallocation.

If your contract value is allocated to the Portfolio as of the Liquidation Date and you have an enhanced death benefit  that distinguishes between “Covered Funds” and “Special Funds,” your enhanced death benefit guarantees may be negatively affected by the automatic reallocation of values because of the  liquidation.

More particularly, the automatic reallocation to the Subaccount that invests in the Voya Government Liquid Assets Portfolio upon liquidation of the Portfolio may negatively affect your contract’s enhanced death benefit guarantees because the Portfolio was considered a Covered Fund but the Voya Government Liquid Assets Portfolio is considered a Special Fund.  Special Funds are treated differently than Covered Funds when calculating certain enhanced death benefits guarantees. To protect the value of your enhanced death benefit guarantees, if applicable, contract owners should seriously consider transferring amounts automatically allocated to the Subaccount that invests in the Voya Government Liquid Assets Portfolio to other Covered Funds as soon as possible.

When considering what to do in relation to the liquidation, please review the sections of your prospectus that discuss how allocation to a Special Fund may impact your contract’s enhanced death benefit guarantees.  Also, when considering what action, if any, to take in relation to the liquidations you should consult with your investment professional about how this may affect your financial goals, investment time horizon and risk tolerance.

Information about the Voya Government Liquid Assets Portfolio. The following chart lists the investment adviser and subadviser and the investment objective of the Voya Government Assets Portfolio. More detailed information can be found in the current prospectus and Statement of Additional Information for this fund.

Fund Name Investment Adviser/Subadviser	Investment Objective(s)
Voya Government Liquid Assets Portfolio Investment Adviser: Voya Investments, LLC Subadviser: Voya Investment Management Co. LLC	Seeks high level of current income consistent with the preservation of capital and liquidity.

IMPORTANT INFORMATION ABOUT TAX LAW CHANGES UNDER THE SECURE ACT

On December 31, 2019, the Setting Every Community Up for Retirement Enhancement Act of 2019 (the "SECURE Act") amended prior tax law affecting individual retirement annuities (“IRAs”) and certain qualified retirement plans. The following is a summary of certain provisions in the SECURE Act. This summary is not intended to provide tax or legal advice and you should consult with a tax and/or legal adviser to determine how the SECURE Act affects you and your particular situation.

Increase in Required Minimum Distribution ("RMD") Beginning Date

For RMDs that must begin after December 31, 2019, the SECURE Act increases the RMD age to age 72 (age 70½ if born before July 1, 1949).

Distributions for Birth or Adoption of a Child

Except in limited circumstances, the Tax Code imposes an 10% additional tax on the taxable portion of any distribution from an IRA or qualified retirement plan before age 59½. The SECURE Act provides an additional exception from this 10% additional tax for qualified birth or adoption distributions.

Repeal of Maximum Age for Contributions to a traditional IRA

The SECURE Act eliminated the maximum age after which contributions to a traditional IRA were not allowed .  Consequently, individuals who have attained age 70½ will no longer be prohibited from making non-rollover contributions to traditional IRAs.

Required Distributions Upon Death

Upon your death, any remaining interest in an IRA or qualified retirement plan must be distributed in accordance with federal income tax requirements under Section 401(a)(9) of the Tax Code. The death benefit provisions of your contract will be interpreted to comply with those requirements. The SECURE Act amended the post-death distribution requirements that are generally applicable with respect to deaths occurring after 2019. The post-death distribution requirements under prior law continue to apply in certain circumstances.

Prior Law. Under prior law, if you die prior to the required beginning date, the remaining interest must be distributed (1) within five years after the death (the “5-year rule”); or (2) over the life of the designated beneficiary, or over a period not extending beyond the life expectancy of the designated beneficiary, provided that such distributions commence within one year after death (the “lifetime payout rule”). If you die on or after the required beginning date (including after the date distributions have commenced in the form of an annuity), the remaining interest must be distributed at least as rapidly as under the method of distribution being used as of the date of death (the “at-least-as-rapidly rule”).

The New Law. Under the new law, if you die after 2019, and you have a designated beneficiary, any remaining interest must be distributed within ten years after your death, unless the designated beneficiary is an eligible designated beneficiary (“EDB”) or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by you, the IRA owner or employee. An EDB is any designated beneficiary who is (1) your surviving spouse; (2) your minor child; (3) disabled; (4) chronically ill; or (5) an individual not more than ten years younger than you. An individual’s status as an EDB is determined on the date of your death.

This ten-year post-death distribution period applies regardless of whether you die before your required beginning date or you die on or after that date (including after distributions have commenced in the form of an annuity). However, if the beneficiary is an EDB and the EDB dies before the entire interest is distributed under this ten-year rule, the remaining interest must be distributed within ten years after the EDB’s death (i.e., a new ten-year distribution period begins).

Instead of taking distributions under the new ten-year rule, an EDB can stretch distributions over life, or over a period not extending beyond life expectancy, provided that such distributions commence within one year of your death, subject to certain special rules. In particular, if the EDB dies before the remaining interest is distributed under this stretch rule, the remaining interest must be distributed within ten years after the EDB’s death (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years). In addition, if your minor child is an EDB, the child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed within ten years after that date (regardless of whether the remaining distribution period under the stretch rule was more or less than ten years).

If your beneficiary is not an individual, such as a charity, your estate, or in some cases a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the 5-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). However, if your beneficiary is a trust and all the beneficiaries of the trust are individuals, the new law may apply pursuant to special rules that treat the beneficiaries of the trust as designated beneficiaries, including special rules allowing a beneficiary of a trust who is disabled or chronically ill to stretch the distribution of their interest over their life or life expectancy in some cases. You should consult a professional tax advisor about the federal income tax consequences of your beneficiary designations, particularly if a trust is involved.

More generally, the new law applies if you die after 2019, subject to several exceptions. In particular, if your plan is maintained pursuant to one or more collective bargaining agreements, the new law applies to your interest in that plan if you die after 2021 (unless the collective bargaining agreements terminate earlier).
In addition, the new post-death distribution requirements generally do not apply if the IRA owner or employee died prior to January 1, 2020. However, if the designated beneficiary of the deceased IRA owner or employee dies after January 1, 2020, any remaining interest must be distributed within ten years of the designated beneficiary’s death. Hence, this ten-year rule generally will apply to a contract issued prior to 2020 which continues to be held by a designated beneficiary of an IRA owner or employee who died prior to 2020.

It is important to note that under prior law, annuity payments that commenced under a method that satisfied the distribution requirements while the IRA owner or employee was alive could continue to be made under that method after the death of the IRA owner or employee. Under the new law, however, if you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than ten years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be accelerated at the end of that period (or otherwise modified after your death if permitted under federal tax law and by us) in order to comply with the new post-death distribution requirements.

Certain transition rules may apply. Please consult your tax advisor.

Spousal Continuation. Under the new law, as under prior law, if your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse’s death by transferring the remaining interest tax-free to your surviving spouse’s own IRA, or by treating your IRA as your surviving spouse’s own IRA.

The post-death distribution requirements are complex and unclear in numerous respects. The Internal Revenue Service and U.S. Department of the Treasury have issued very little guidance on the new law. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You should consult a professional tax adviser for tax advice as to your particular situation.

IMPORTANT INFORMATION ABOUT THE TEMPORARY RULES UNDER THE CARES ACT

On March 27, 2020, Congress passed and the President signed into law the Coronavirus Aid, Relief and Economic Security Act (the “CARES Act”). Among other provisions, the CARES Act includes temporary relief from certain of the tax rules applicable to IRAs and qualified plans. The scope and availability of this temporary relief may vary depending on a number of factors, including (1) the type of IRA or plan with which the contract is used; (2) whether a plan sponsor implements a particular type of relief; (3) your specific circumstances; and (4) future guidance issued by the Internal Revenue Service and the Department of Labor. You should consult with a tax and/or legal adviser to determine if relief is available to you before taking or failing to take any actions involving the IRA or other qualified contract.

Required Minimum Distributions. The CARES Act waives the requirement to take minimum distributions from IRA and defined contribution plans in 2020. The waiver applies to any minimum distribution due from such an arrangement in 2020, including minimum distributions with respect to the 2019 tax year that are due in 2020.

The relief applies both to lifetime and post-death minimum distributions due in 2020. In that regard, the CARES Act also provides that if the post-death five-year rule described above under “Required Distributions upon Death” applies, the five-year period is determined without regard to calendar year 2020. It is unclear whether this special exception extends to the ten-year period also described above under that same heading.

Distributions. The CARES Act provides relief for coronavirus-related distributions made from an “eligible retirement plan” (defined below) to a “qualified individual” (defined below). The relief:
Permits in-service distributions, even if such amounts are not otherwise distributable from the plan under Tax Code sections 401(k), 403(b), or 457;
Provides an exception to the 10% Additional Tax under Tax Code section 72(t);
Exempts the distribution from the mandatory 20% withholding applicable to eligible rollover distributions;

Permits an IRA owner or employee to include income attributable to the distribution over the three-year period beginning with the year the distribution would otherwise be taxable unless the taxpayer elects out; and

Permits recontribution of the distribution to an IRA or eligible retirement plan within three years, in which case the recontribution is generally treated as a direct trustee to trustee transfer within 60 days of the distribution.

The distribution must come from an “eligible retirement plan” within the meaning of Tax Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan, including Roth arrangements. The relief is limited to aggregate distributions of $100,000. The relief applies to such distributions made at any time during the 2020 calendar year.

Plan Loans.  The CARES Act provides the following relief with respect to plan loans taken by any “qualified individual” (as defined below), if permitted by the plan:

For loans made during the 180-day period beginning March 27, 2020, the maximum loan amount under the Tax Code is increased from $50,000 or 50% of the vested account balance to $100,000 or 100% of the vested account balance; and

The due date under the Tax Code for any repayment on a loan that otherwise is due between March 27, 2020 and December 31, 2020, would be delayed for one year.

Individuals Eligible for Withdrawal and Loan Relief. Only a “qualified individual” is eligible for the withdrawal and loan relief provided under the CARES Act. A “qualified individual” is an individual in one of the following categories:
The individual is diagnosed with the virus SARS-CoV-2 or with coronavirus disease 2019 (“COVID-19”) by a test approved by the Centers for Disease Control and Prevention;
The individual’s spouse or dependent is diagnosed with such virus or disease; or

The individual experiences adverse financial consequences as a result of being quarantined, being furloughed or laid off or having work hours reduced due to such virus or disease, being unable to work due to lack of child care due to such virus or disease, closing or reducing hours of a business owned or operated by the individual due to such virus or disease, or other factors as determined by Internal Revenue Service.

The CARES Act provides that the administrator of an eligible retirement plan may rely on an employee’s certification that the employee is a qualified individual as defined above.

While the CARES Act provides for special federal tax treatment for coronavirus-related distributions from IRAs and most types of qualified retirement plans, this favorable tax treatment may not apply for state and local tax purposes.  Consequently, you should consult a professional tax adviser for tax advice as to your particular situation.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
1-800-366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.